UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 12, 2008

Commission file number 001-32511

IHS INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3769440
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

15 Inverness Way East

Englewood, CO 80112

(Address of principal executive offices)

(303) 790-0600

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2008, the Board of Directors of IHS Inc. (the “Company”), unanimously approved the addition of one member to the Board.  Upon the recommendation of its Nominating and Corporate Governance Committee and pursuant to the Company’s By-laws, the Board appointed Brian H. Hall to fill the vacancy.   Mr. Hall’s term will expire at the Annual Meeting of Shareholders in April 2008.  For his service, Mr. Hall will receive fees pursuant to the compensation arrangements provided to the Company’s other non-employee directors and will be eligible to participate in the IHS Inc. 2004 Directors Stock Plan, described under the heading “Equity Compensation Plans” in the Company’s Annual Report on Form 10-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1	Media release dated March 13, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS INC.

Date: March 13, 2008	By:	/s/ M. Sean Radcliffe
M. Sean Radcliffe
Vice President, Chief Legal Counsel—Corporate, Assistant Secretary